INVESTOR PRESENTATION Q3 2025

Q3 2025 Investor Presentation 2 INTRODUCTORY NOTES Forward-Looking Statements Disclaimer Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this supplemental that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as “may,” “should,” “could,” “would,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “target,” “project,” “predict,” “potential,” “continue,” “likely,” “will,” “forecast,” “outlook,” “guidance,” “suggest,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of recent new tariffs and changes in global trade policies on the overall state of the economy; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management’s forward-looking statements and IVT’s future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.

Q3 2025 Investor Presentation 3 COMPANY OVERVIEW Full Year Guidance $1.80 - $1.83 Growth of 4.0% to 5.8% 2025 Core FFO Per Diluted Share 4.75% - 5.25% 2025 SPNOI Growth Long-Term Targets 5.0x - 6.0x Net Debt-To-Adjusted EBITDA 25% - 35% Net Leverage Ratio Portfolio Statistics 89% Grocery Anchored1,2 71 Retail Properties 97% Sun Belt1 11.3M Total GLA 160K Avg. Center Size 1. YTD ABR percentage of properties owned as of September 30, 2025 2. YTD ABR percentage includes shadow-anchored grocers as of September 30, 2025 - Walmart, Target and warehouse clubs are considered grocers WEST ASHLEY STATION | MSA: CHARLESTON

Q3 2025 Investor Presentation 4 A SIMPLE & FOCUSED INVESTMENT OPPORTUNITY Retail Sector Trends • Minimal new supply, well below historical averages expected to continue • U.S. food and retail sales were up year-over-year3 • Necessity-based, health & wellness tenants, and quick-service restaurants continue to open locations High-Performing, Grocery-Anchored Portfolio • 89% of ABR derived from centers with a grocery presence (peer average 76%)1 • Essential retail tenants drive recurring foot traffic • Cycle-tested portfolio, providing durable cash flow Investment-Grade Balance Sheet with Capacity for Growth • Fitch rating BBB- / Stable outlook • Balanced debt schedule with minimal near-term maturities • Pipeline of near-term acquisition opportunities Governance and Corporate Responsibility • Shareholder friendly governance structure • Destaggered Board and opted out of MUTA • Annual Corporate Responsibility report with five-year environmental reduction targets Sun Belt Markets with Strong, Persistent Migration • Moving towards 100% Sun Belt concentration (peer average ~37%)1 • Attractive demographic trends – jobs, population, education, and household income • Nine of the top 10 retail metros are in the Sun Belt2 RESPONSIBILITY 1. Source: Green Street & Company Filings 2. Source: Costar 3. Source: US Census Report, Sept. 2025 SCOTTSDALE NORTH MARKETPLACE | MSA: PHOENIX CORPORATE SU N B ELT GROCERY-ANCHORED INVENSTMENT-GRADE

Q3 2025 Investor Presentation 5 STONEHENGE VILLAGE | MSA: RICHMOND THIRD QUARTER 2025 Operating Results 82% Tenant Retention Rate 97.2% Leased Occupancy 6.4% $20.28 ABR Per SF1 99.3% Anchor Tenant Leased Occupancy 93.8% Small Shop Tenant Leased Occupancy 11.5% Comparable Leasing Spreads – New & Renewals Financial Performance $0.47 Core FFO Per Diluted Share 4.0x Net Debt-To-Adjusted EBITDA2 24.0% Net Leverage Ratio3 $571M Total Liquidity $0.95 2025 Annualized Dividend Rate 1. Total portfolio ABR per SF as of September 30, 2025, including ground rent and excluding specialty leases. Excluding ground rent, ABR per SF is $21.96 as of September 30, 2025 2. Trailing 12-month Net Debt-to-Adjusted EBITDA as of September 30, 2025 3. Net debt to real estate assets, excluding property accumulated depreciation SPNOI Growth

Q3 2025 Investor Presentation 6 OPTIMIZING THE PORTFOLIO Strategic Reinvestment into Thriving Sun Belt Markets SAN ANTONIO, TX • On track to become the 6th largest city in the U.S.2 • Top industries - healthcare & bioscience, aerospace, cybersecurity, and new energy CHARLESTON, SC • 2% annual population growth, more than 2x the U.S. average • Major employers: Boeing, Volvo, and MUSC Medical Center • Over 7 million visitors a year SAVANNAH, GA • Population growth expected to be over 12% in the next decade • Top industries - aerospace, logistics, and tourism SOUTHERN CALIFORNIA ASSETS $306M Redeployed 1. STI Markets, April 2025 2. U.S. Census Bureau ASHEVILLE, NC • Population expected to grow 4% over next five years1 • Top Industries - medical and tourism RICHMOND, VA • A growing and educated population • Offers a blend of affordability and new jobs CHARLOTTE, NC • Among the fastest-growing large U.S. cities over the 20'–24' period • Top Industries - financial/banking, technology, and energy OPPORTUNITY SET • Actively tracking $1.0+ billion of acquisition opportunities • Consists of a mix of open-air retail formats • Exclusively in current and target Sun Belt markets • Further leverages strong operational platform

Q3 2025 Investor Presentation 7 MSA: Savannah, GA • Acquired Q3 2025 • Year Built – 2018 • ABR PSF - $26.97 • Neighborhood Center • 100% leased occupancy • 3-mile Avg. HHI - $165,000 • 3-mile Population – 67,000 MARKETPLACE AT ENCINO PARK SCALING THE PLATFORM THROUGH ACQUISITIONS Acquiring Necessity-Based Retail Assets in Sun Belt Markets • Acquired Q2 2025 • Year Built – 2017/2024 ren. • ABR PSF - $28.56 • Neighborhood Center • 100% leased occupancy • 3-mile Avg. HHI - $132,000 • 3-mile Population – 60,000 WEST ASHLEY STATION • Acquired Q2 2025 • Year Built - 1985/1995 ren. • ABR PSF - $19.59 • Neighborhood Center • 97.7% leased occupancy • 3-mile Avg. HHI - $83,000 • 3-mile Population – 77,000 TWELVE OAKS SHOPPING CENTERMSA: Charleston, SC • Acquired Q3 2025 • Year Built - 2016/2018 ren. • ABR PSF - $15.82 • Community Center • 98.5% leased occupancy • 3-mile Avg. HHI - $206,000 • 3-mile Population – 55,000 WEST BROAD MARKETPLACEMSA: San Antonio, TX MSA: Richmond, VA • Acquired Q3 2025 • Year Built - 1975/2014 ren. • ABR PSF - $20.82 • Community Center • 97.1% leased occupancy • 3-mile Avg. HHI - $99,000 • 3-mile Population – 48,000 ASHEVILLE MARKETPLACEMSA: Asheville, NC • Acquired Q3 2025 • Year Built - 2018 • ABR PSF - $25.46 • Community Center • 96.8% leased occupancy • 3-mile Avg. HHI - $204,000 • 3-mile Population – 61,000 REA FARMS MSA: Charlotte, NC

Q3 2025 Investor Presentation 8 Southern CA 1% Phoenix / Tucson 2% San Antonio 4% Austin 16% Dallas / Fort Worth / Arlington 9% Houston 10% Tampa / St. Petersburg / Fort Myers 6% Miami / Fort Lauderdale / West Palm Beach 9% Orlando 5% Charlotte / Asheville 9% Raleigh / Durham 6% Richmond 6% DC Metro 3% Charleston 3% Atlanta 10% SUN BELT FOCUSED Clustered Portfolio Brings Operational Efficiencies and Detailed Market Knowledge 1. ABR of properties owned as of September 30, 2025, does not include acquisitions announced post quarter close 2. Includes Fort Lauderdale and West Palm Beach MSA Top 5 Markets by ABR Percentage of Total InvenTrust Portfolio by Percentage of ABR1 Savannah 1% 16% 10% 10% 9% 9% 54% Austin, TX Houston, TX Atlanta, GA Miami, FL2 Dallas, TX Top 5

Q3 2025 Investor Presentation 9 STRONG FUNDAMENTALS AND SECTOR TAILWINDS 1. Green Street U.S. Strip Center Outlook, August 22, 2025 0.0 0.5 1.0 1.5 2.0 2.5 3.0 '29E'28E'27E'26E'25E'24'23'22'21'20'19'18'17'16'15'14'13'12'11'10'09'08'07'06'05'04'03'02'01'00'990.0% 0.5% 1.5% 2.5% 1.0% 2.0% 3.0% IVT’s Current and Target Sun Belt Markets Top 50 AvgAtlantaPalm BeachPhoenixFort LauderdaleOrlandoBostonDallas/ Fort Worth Tampa/ St. Petersburg MiamiCharlotteNashville 4.7% 4.4% 4.3% 4.1% 4.1% 4.0% 3.9% 3.9% 3.9% 4.3% 3.9% 3.2% Historically Low Supply Projected to Continue Strip Center Supply Growth1 (Year-Over-Year) Robust Sun Belt Growth Top Markets by Near-Term NOI Growth1 (‘25 - ‘28)

Q3 2025 Investor Presentation 1 0 POWER CENTER WITH GROCER Trade Area 5-10 Miles • 9 properties • 2.7M GLA • 20% of ABR1 • $17.47 ABR2 Sarasota Pavilion MSA: Sarasota SHOPPES AT DAVIS LAKE | MSA: CHARLOTTE HIGH QUALITY ASSETS Established Centers with Necessity-Based Tenants Note: As of September 30, 2025 1. 2025 YTD ABR 2. Includes ground rent and excludes specialty leases POWER CENTER WITHOUT GROCER Trade Area 5-10 Miles • 3 properties • 0.8M GLA • 8% of ABR1 • $23.60 ABR2 COMMUNITY CENTER Trade Area 3-5 Miles • 15 properties • 3.5M GLA • 31% of ABR1 • $20.14ABR2 Shops at Arbor Trails MSA: Austin NEIGHBORHOOD CENTER Trade Area 1-3 Miles • 43 properties • 4.2M GLA • 39% of ABR1 • $21.29 ABR2 LIFESTYLE CENTER Trade Area 8-12 Miles • 1 property • 0.1M GLA • 2% of ABR1 • $27.84 ABR2 Nexton Square MSA: Charleston University Oaks Shopping Center MSA: Austin Rio Pinar Plaza MSA: Orlando

Q3 2025 Investor Presentation 1 1 Anchor Small Shop TENANT COMPOSITION Diverse and Balanced Tenant Mix Provides Durable Cash Flows Other Retail / Services Restaurants Grocery / Essential Retail Total Portfolio Composition % of ABR1 Local Regional National Tenant Composition % of ABR Essential Retail Breakout 59% Grocery 18% Health & Beauty Services 11% Medical 10% Off Price 6% Banks 4% Pets 4% Office / Communications 3% Other Essential Retail / Services 2% Hardware / Auto <1% Drug / Pharmacy <1% ESCARPMENT VILLAGE | MSA: AUSTIN Tenant Composition % of ABR1 Anchor & Small Shop Tenant Composition % of ABR1 40% 60% Note: As of September 30, 2025 1. Includes ground rent and excludes specialty leasing 21% 20% 59% 17% 14% 69%

Q3 2025 Investor Presentation 1 2 Note: As of September 30, 2025 1. Includes ground rent and excludes specialty leasing 2. Includes one fuel pad 3. Includes three Publix Liquor locations 4. Includes one staff office Top 10 Tenants Ranking Tenant Credit Rating (S&P) # of Leases % of ABR1 1 BBB 132 3.7% 2 N/A 163 3.4% 3 A 16 2.5% 4 BB+ 6 2.0% 5 AA 7 2.0% 6 N/A 54 2.0% 7 B- 9 1.3% 8 BBB+ 2 1.1% 9 BBB+ 6 1.0% 10 N/A 5 1.0% Top 10 Total 85 20.0% GROCER ESSENTIAL RETAIL DOMINATES MERCHANDISE MIX RECENTLY EXECUTED LEASES Anchors Small Shop KENNESAW MARKETPLACE | MSA: ATLANTA (NEW TO TOP TEN) MSA: AUSTIN MSA: SARASOTA MSA: AUSTIN MSA: ATLANTA MSA: AUSTIN MSA: AUSTIN MSA: SARASOTA MSA: RALEIGH MSA: MIAMI

Q3 2025 Investor Presentation 1 3 LIMITED EXPOSURE TO WATCH LIST TENANTS REIT Exposure to Watch List Tenants1 (as a percentage of GLA) 4.7% IVTPECO REG FRTBRXAKR KIM KRG 2.9% 5.9% 6.3% 7.6% 8.0% 8.1% 9.6% 10.7% 1. Source: BofA, July 14, 2025. BofA Watch List Tenants Include (39 total): Advance Auto Parts, AMC Entertainment Holdings, Barnes & Noble Education, Belk, Big 5 Sporting Goods, Camping World, Cato Corporation, Children’s Place, Citi Trends, Inc., Designer Brands, Farmer Brothers, Fitness International (dba LA Fitness), Gabe's / Old Time Pottery, GameStop Corp., Guitar Center, Harbor Freight, Indigo Books & Music, J.C. Penney, Kirkland's, Kohl's, Leslie's, Lucky Strike, Michaels, Mountain Equipment Company, Neiman Marcus, Noodles & Company, Petco, QVC Group, Red Robin, Regis Corp., SAIL Outdoors, Saks Global, Save-a-Lot, Sportsman's Warehouse, Staples, The Container Store, Tilly's, Wayfair, West Marine UEPeer Avg 7.2%

Q3 2025 Investor Presentation 1 4 STRONG LEASING ACTIVITY CONTINUES 92.8% 2020 93.9% 2021 96.1% 2022 96.2% 2023 Leased Occupancy Note: As of September 30, 2025 Q1 2025 97.3% Leased to Economic Occupancy Spread (basis points) 2021 110 2022 220 2023 290 2024 210 $5.0 Million Incremental Annualized Base Rent 2024 97.4% Q1 2025 190 Q2 2025 97.3% Q2 2025 180 Q3 2025 97.2% Q3 2025 160

Q3 2025 Investor Presentation 1 5 Cumulative Same Property NOI Growth (‘22 - ‘24) IVT Peer Avg ABOVE AVERAGE SAME PROPERTY NOI GROWTH WITH LOWER CAPITAL EXPENDITURES 1. Source: Green Street & Company Filings 14.5% 12.7% Capital Expenditures (including Redevelopment) by REIT1 (Average % of NOI ‘21 - ‘24) IVT 23% Peer Avg BRXREGPECO KIM KRG 22% 42% AKR 22% 20% 28% FRT 38% UE 20% 20% 27%

Q3 2025 Investor Presentation 1 6 SARASOTA PAVILION Tampa, FL Status: Active Est. Completion Year: 2026 Project Description: Anchor space repositioning and remerchandising into new tenant spaces, including anchor space and small shop space DISCIPLINED REDEVELOPMENT PROGRAM Anticipated Project Yields Between 7-10% SHOPS AT ARBOR TRAILS Austin, TX Status: Active Est. Completion Year: 2026 Project Description: Redevelopment of a pre-existing single tenant building to a multi- tenant building BUCKHEAD CROSSING Atlanta, GA Status: Active Est. Completion Year: 2026 Project Description: Anchor space repositioning and remerchandising into new tenant spaces, including anchor space and small shop space THE PARKE Cedar Park, TX Status: Active Est. Completion Year: 2027 Project Description: Anchor space repositioning including an 8,000 square foot expansion of the existing grocer & repositioning of small shop space. POTENTIAL DEVELOPMENT Status Planning Number of Projects 9 Projects Estimated Completion Year 2026+ Project Description Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning

Q3 2025 Investor Presentation 1 7 Debt Maturity Schedule ($ Millions) IVT Peer Avg FTRKRGPECO KIMREG BRX UE AKR INVESTMENT-GRADE BALANCE SHEET 1. The land underlying West Ashley Station is subject to a long-term ground lease whereby the Company, as lessee, is required to pay fixed and variable rent through 2092. 2. Estimated twelve-month forward EBITDA provided by Green Street Strip Center Sector Update, August 22, 2025. As of September 30, 2025 IVT’s TTM Net Debt-to-Adjusted EBITDA is 4.0x. 3. Green Street Strip Center Sector Update, August 22, 2025. As of September 30, 2025, IVT’s Net Leverage Ratio is 24.0%. BBB- / STABLE Fitch $571 MILLION Liquidity 4.0x Net Debt-to-Adjusted EBITDA 5.5x Fixed Charge Coverage 4.0% Weighted Avg Interest Rate 4.7 YEARS Weighted Average Maturity 2028 2030 2031 Secured Unsecured 2025 $23 2026 2027 $21$26 2029 $182 $150 $32 2032 $100 Note: As of September 30, 2025 Net Leverage Ratio (Net Debt + Preferred As % of Gross Assets)3 32% 29% 16% Net Debt-to-Adjusted EBITDA2 2.7x 5.2x5.1x 5.2x 5.6x LOW LEVERAGE BUSINESS MODEL 5.7x 5.7x 6.1x 6.2x IVT REG PECO 34% KRG 34% KIM 35% FRT 35% AKR 37% UE 38% BRXPeer Avg 34% 5.6x $11 Finance Lease Liability Thereafter1 $6 $200 $200$206

Q3 2025 Investor Presentation 1 8 1. Aggregate distributions declared (as a % of Core FFO) for the nine months ended September 30, 2025 2. Annualized third quarter dividend rate SUSTAINABLE DIVIDEND GROWTH 2021 2022 2023 2025 Aggregate dividends declared as a percentage of Core FFO = 52%1 PGA PLAZA | MSA: MIAMI 2024 $0.952 $0.82 $0.91 $0.86 $0.78

Q3 2025 Investor Presentation 1 9 CONSISTENT CASH FLOW GROWTH 2025 Guidance CYFAIR TOWN CENTER | MSA: HOUSTON Net Income Per Diluted Share $1.40 to $1.44 Core FFO Per Diluted Share $1.80 to $1.83 Nareit FFO Per Diluted Share $1.85 to $1.89 SPNOI Growth 4.75% to 5.25% Net Investment Activity $49.6M to $158.6M

Q3 2025 Investor Presentation 2 0 Balance Sheet Management COMPONENTS OF ANNUAL CASH FLOW GROWTH KYLE MARKETPLACE | MSA: AUSTIN-ROUND ROCK Embedded Rent Escalations Positive Leasing Spreads For New & Renewals AcquisitionsRedevelopmentIncremental Occupancy Increases Expense Management

Q3 2025 Investor Presentation 2 1 CORPORATE RESPONSIBILITY We believe that our efforts to enhance our communities, conserve resources, and foster a best-in-class work environment are not just compatible with, but facilitative of, growing long-term stockholder value. ENVIRONMENTAL • 100% of properties have energy management systems installed • 100% of landlord-controlled common area parking lot lighting upgraded to LEDs • Approximately a quarter of the portfolio have electric vehicle charging stations • InvenTrust was named a Green Lease Leader, Gold Level Recognition, in 2024 SOCIAL • InvenTrust named a “Top Workplace in Chicago” by The Chicago Tribune in 2024 • 100% of employees participated in a charitable volunteer event and/or fundraiser in 2024 • InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives GOVERNANCE • InvenTrust places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights • InvenTrust maintains a Board of Directors with a broad array of insights and experiences • Proactive investor engagement program led by the Investor Relations team and Corporate Secretary’s office Corporate Responsibility Report CENTRE AT HUGH HOWELL | MSA: ATLANTA

Q3 2025 Investor Presentation 2 2 Amanda E. Black Director since 2018 Audit - C, FE • Most recently served as Managing Director and Global Chief Investment Officer of JLP Asset Management • Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors • Over 20 years of experience in real estate investments Stuart W. Aitken Director since 2017 Compensation - C • President and CEO of Circana, a leading advisor on the complexity of consumer behavior • Former Chief Merchant and Marketing Officer at The Kroger Co. • Former Chief Executive Officer of 84.51°, a wholly owned data analytics subsidiary of The Kroger Co. Paula J. Saban Director since 2004 Audit - M Compensation - M Nominating & Corporate Governance - M • Former Senior Vice President and Private Client Manager at Bank of America • Over 25 years of financial services and banking experience Scott A. Nelson Director since 2016 Nominating & Corporate Governance - C • Founder & Principal of SAN Prop Advisors, a retail real estate advisory firm • Former Senior Vice President at Target Corp., oversees various real estate groups • Former Director of Real Estate at Mervyn’s Daniel J. (DJ) Busch President, CEO & Director since 2021 • Currently serving as President and CEO of InvenTrust Properties Corp. • Previously served as EVP, CFO, and Treasurer • Former Managing Director, Retail at Green Street Advisors Julian E. Whitehurst Chairperson since 2024 Director since 2016 Compensation - M • Former CEO of National Retail Properties, Inc. • Previously served as COO of National Retail Properties, Inc. • Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed Smita N. Shah Director since 2022 Audit - M Nominating & Corporate Governance - M • Founder & CEO of SPAAN Tech, Inc., an architecture, engineering, and project management firm • Former Vice Chairman of Chicago Plan Commission • 20+ years of expertise in public and private infrastructure projects Julie M. Swinehart Director since 2025 Audit – M, FE Compensation – M • Executive Vice President, Chief Financial Officer of Fenway Sports Group • Former Executive Vice President, Chief Financial Officer & Treasurer at Retail Properties of America, Inc. • Eight years of assurance experience with Deloitte NOTE: C – Chair; M – Member; FE – Financial Expert InvenTrust’s Board of Directors (the “Board”) oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee. BOARD EXPERIENCE 6/8 Current or Former C-Suite 88% Independent 6/8 Investment or Financial 57 Average Age 5/8 Retail 5/8 REITs or Real Estate 50% Female 8 YRS Average Tenure STRONG AND EXPERIENCED BOARD OF DIRECTORS SONTERRA VILLAGE | MSA: SAN ANTONIO

Q3 2025 Investor Presentation 2 3 DEFINITIONS NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures and other terms that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non- GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financials measures are included herein. SAME PROPERTY NOI OR SPNOI Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments (“GAAP Rent Adjustments”). The Company bifurcates NOI into Same Property NOI and NOI from other investment properties based on whether the retail properties meet the Company’s Same Property criteria. NOI from other investment properties includes adjustments for the Company’s captive insurance company. NAREIT FUNDS FROM OPERATIONS (NAREIT FFO) AND CORE FFO The Company's non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company's operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance. EBITDA & ADJUSTED EBITDA The Company’s measure of EBITDA is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization. Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on going operating performance. NET DEBT-TO-ADJUSTED EBITDA Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA.

Q3 2025 Investor Presentation 2 4 RECONCILIATION OF NON-GAAP MEASURES Same Property NOI Note: In thousands Same Property NOI The following table presents the components of Same Property NOI: Three Months Ended September 30 Nine Months Ended September 30 2025 2024 2025 2024 Income Minimum base rent $ 40,857 $ 39,256 $ 118,294 $ 113,603 Real estate tax recoveries 7,511 7,342 22,789 21,702 Common area maintenance, insurance, and other recoveries 7,823 7,515 22,705 21,202 Ground rent income 4,391 4,255 12,938 12,597 Short-term and other lease income 861 687 2,840 2,269 (Provision for) reversal of uncollectible rent and recoveries, net (166) 82 (180) 12 Other property income 405 323 1,101 874 Total income 61,682 59,460 180,487 172,259 Operating Expenses Property operating 9,307 9,733 27,377 27,265 Real estate taxes 8,091 8,115 24,774 23,865 Total operating expenses 17,398 17,848 52,151 51,130 Same Property NOI $ 44,284 $ 41,612 $ 128,336 $ 121,129 Net Income (Loss) to Same Property NOI The following table presents a reconciliation of Net Income (Loss) to Same Property NOI: Three Months Ended September 30 Nine Months Ended September 30 2025 2024 2025 2024 Net income (loss) $ 6,026 $ (539) $ 108,760 $ 3,859 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (1,628) (197) (3,177) (1,510) Interest expense, net 8,969 9,470 25,637 28,744 Gain on sale of investment properties (52) (334) (90,961) (334) Impairment of real estate assets — 3,854 — 3,854 Depreciation and amortization 32,734 28,134 94,086 85,092 General and administrative 8,316 8,133 25,569 24,768 Adjustments to NOI (a) (2,453) (1,626) (6,233) (6,056) NOI 51,912 46,895 153,681 138,417 NOI from other investment properties (7,628) (5,283) (25,345) (17,288) Same Property NOI $ 44,284 $ 41,612 $ 128,336 $ 121,129 (a) Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments. Reconciliation of Non-GAAP Measures In thousands 8 Earnings Release - Quarter Ended September 30, 2025

Q3 2025 Investor Presentation 2 5 RECONCILIATION OF NET INCOME TO SAME PROPERTY NOI Same Property NOI Note: In thousands Same Property NOI The following table presents the components of Same Property NOI: Three Months Ended September 30 Nine Months Ended September 30 2025 2024 2025 2024 Income Minimum base rent $ 40,857 $ 39,256 $ 118,294 $ 113,603 Real estate tax recoveries 7,511 7,342 22,789 21,702 Common area maintenance, insurance, and other recoveries 7,823 7,515 22,705 21,202 Ground rent income 4,391 4,255 12,938 12,597 Short-term and other lease income 861 687 2,840 2,269 (Provision for) reversal of uncollectible rent and recoveries, net (166) 82 (180) 12 Other property income 405 323 1,101 874 Total income 61,682 59,460 180,487 172,259 Operating Expenses Property operating 9,307 9,733 27,377 27,265 Real estate taxes 8,091 8,115 24,774 23,865 Total operating expenses 17,398 17,848 52,151 51,130 Same Property NOI $ 44,284 $ 41,612 $ 128,336 $ 121,129 Net Income (Loss) to Same Property NOI The following table presents a reconciliation of Net Income (Loss) to Same Property NOI: Three Months Ended September 30 Nine Months Ended September 30 2025 2024 2025 2024 Net income (loss) $ 6,026 $ (539) $ 108,760 $ 3,859 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (1,628) (197) (3,177) (1,510) Interest expense, net 8,969 9,470 25,637 28,744 Gain on sale of investment properties (52) (334) (90,961) (334) Impairment of real estate assets — 3,854 — 3,854 Depreciation and amortization 32,734 28,134 94,086 85,092 General and administrative 8,316 8,133 25,569 24,768 Adjustments to NOI (a) (2,453) (1,626) (6,233) (6,056) NOI 51,912 46,895 153,681 138,417 NOI from other investment properties (7,628) (5,283) (25,345) (17,288) Same Property NOI $ 44,284 $ 41,612 $ 128,336 $ 121,129 (a) Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments. Reconciliation of Non-GAAP Measures In thousands 8 Earnings Release - Quarter Ended September 30, 2025

Q3 2025 Investor Presentation 2 6 RECONCILIATION OF NON-GAAP MEASURES Nareit FFO & Core FFO Note: In thousands, except share and per share amounts Nareit FFO and Core FFO The following table reconciles Net Income (Loss), the most directly comparable GAAP measure, to Nareit FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities: Three Months Ended September 30 Nine Months Ended September 30 2025 2024 2025 2024 Net income (loss) $ 6,026 $ (539) $ 108,760 $ 3,859 Depreciation and amortization of real estate assets 32,446 27,923 93,263 84,439 Impairment of real estate assets — 3,854 — 3,854 Gain on sale of investment properties (52) (334) (90,961) (334) Nareit FFO Applicable to Common Shares and Dilutive Securities 38,420 30,904 111,062 91,818 Amortization of market lease intangibles and inducements, net (1,186) (831) (3,170) (2,064) Straight-line rent adjustments, net (1,121) (765) (2,859) (2,652) Amortization of debt discounts and financing costs 736 567 2,076 1,742 Accretion of finance lease liability 49 — 60 — Depreciation and amortization of corporate assets 288 211 823 653 Non-operating income and expense, net (a) (484) 21 (725) (275) Core FFO Applicable to Common Shares and Dilutive Securities $ 36,702 $ 30,107 $ 107,267 $ 89,222 Weighted average common shares outstanding - basic 77,615,993 68,526,238 77,590,691 68,101,901 Dilutive effect of unvested restricted shares (b) 882,880 — 726,860 557,418 Weighted average common shares outstanding - diluted 78,498,873 68,526,238 78,317,551 68,659,319 Net income (loss) per diluted share $ 0.08 $ (0.01) $ 1.39 $ 0.06 Nareit FFO per diluted share $ 0.49 $ 0.45 $ 1.42 $ 1.34 Core FFO per diluted share $ 0.47 $ 0.44 $ 1.37 $ 1.30 (a) Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income. (b) For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP. EBITDA and Adjusted EBITDA The following table reconciles Net Income (Loss) to EBITDA and Adjusted EBITDA: Three Months Ended September 30 Nine Months Ended September 30 2025 2024 2025 2024 Net income (loss) $ 6,026 $ (539) $ 108,760 $ 3,859 Interest expense, net 8,969 9,470 25,637 28,744 Income tax expense 144 138 420 403 Depreciation and amortization 32,734 28,134 94,086 85,092 EBITDA 47,873 37,203 228,903 118,098 Impairment of real estate assets — 3,854 — 3,854 Gain on sale of investment properties (52) (334) (90,961) (334) Amortization of market-lease intangibles and inducements, net (1,186) (831) (3,170) (2,064) Straight-line rent adjustments, net (1,121) (765) (2,859) (2,652) Non-operating income and expense, net (a) (484) 21 (725) (275) Adjusted EBITDA $ 45,030 $ 39,148 $ 131,188 $ 116,627 (a) Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income. Reconciliation of Non-GAAP Measures, continued in thousands, except share and per share amounts 9 Earnings Release - Quarter Ended September 30, 2025

Q3 2025 Investor Presentation 2 7 RECONCILIATION OF NON-GAAP MEASURES EBITDA & Adjusted EBITDA Note: In thousands Nareit FFO and Core FFO The following table reconciles Net Income (Loss), the most directly comparable GAAP measure, to Nareit FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities: Three Months Ended September 30 Nine Months Ended September 30 2025 2024 2025 2024 Net income (loss) $ 6,026 $ (539) $ 108,760 $ 3,859 Depreciation and amortization of real estate assets 32,446 27,923 93,263 84,439 Impairment of real estate assets — 3,854 — 3,854 Gain on sale of investment properties (52) (334) (90,961) (334) Nareit FFO Applicable to Common Shares and Dilutive Securities 38,420 30,904 111,062 91,818 Amortization of market lease intangibles and inducements, net (1,186) (831) (3,170) (2,064) Straight-line rent adjustments, net (1,121) (765) (2,859) (2,652) Amortization of debt discounts and financing costs 736 567 2,076 1,742 Accretion of finance lease liability 49 — 60 — Depreciation and amortization of corporate assets 288 211 823 653 Non-operating income and expense, net (a) (484) 21 (725) (275) Core FFO Applicable to Common Shares and Dilutive Securities $ 36,702 $ 30,107 $ 107,267 $ 89,222 Weighted average common shares outstanding - basic 77,615,993 68,526,238 77,590,691 68,101,901 Dilutive effect of unvested restricted shares (b) 882,880 — 726,860 557,418 Weighted average common shares outstanding - diluted 78,498,873 68,526,238 78,317,551 68,659,319 Net income (loss) per diluted share $ 0.08 $ (0.01) $ 1.39 $ 0.06 Nareit FFO per diluted share $ 0.49 $ 0.45 $ 1.42 $ 1.34 Core FFO per diluted share $ 0.47 $ 0.44 $ 1.37 $ 1.30 (a) Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income. (b) For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP. EBITDA and Adjusted EBITDA The following table reconciles Net Income (Loss) to EBITDA and Adjusted EBITDA: Three Months Ended September 30 Nine Months Ended September 30 2025 2024 2025 2024 Net income (loss) $ 6,026 $ (539) $ 108,760 $ 3,859 Interest expense, net 8,969 9,470 25,637 28,744 Income tax expense 144 138 420 403 Depreciation and amortization 32,734 28,134 94,086 85,092 EBITDA 47,873 37,203 228,903 118,098 Impairment of real estate assets — 3,854 — 3,854 Gain on sale of investment properties (52) (334) (90,961) (334) Amortization of market-lease intangibles and inducements, net (1,186) (831) (3,170) (2,064) Straight-line rent adjustments, net (1,121) (765) (2,859) (2,652) Non-operating income and expense, net (a) (484) 21 (725) (275) Adjusted EBITDA $ 45,030 $ 39,148 $ 131,188 $ 116,627 (a) Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income. Reconciliation of Non-GAAP Measures, continued in thousands, except share and per share amounts 9 Earnings Release - Quarter Ended September 30, 2025

Q3 2025 Investor Presentation 2 8 RECONCILIATION OF FINANCIAL LEVERAGE RATIOS Net Debt-to-Adjusted EBITDA Note: In thousands Net Debt and Net Debt-to-Adjusted EBITDA The following table presents the calculation of net debt and Net Debt-to-Adjusted EBITDA: As of September 30 As of December 31 2025 2024 Net Debt: Outstanding Debt, net $ 764,572 $ 740,415 Less: Cash and cash equivalents (70,746) (87,395) Net Debt $ 693,826 $ 653,020 Net Debt-to-Adjusted EBITDA (trailing 12 months): Net Debt $ 693,826 $ 653,020 Adjusted EBITDA (trailing 12 months) 172,570 158,009 Net Debt-to-Adjusted EBITDA 4.0x 4.1x Financial Leverage Ratios In thousands 10 Earnings Release - Quarter Ended September 30, 2025

Q3 2025 Investor Presentation 2 9 RECONCILIATION OF 2025 GUIDANCE RANGE Estimated Net Income Per Share to Estimated Nareit FFO and Core FFO Per Diluted Share 1 Earnings Release - Quarter Ended September 30, 2025 2025 GUIDANCE InvenTrust has updated its 2025 guidance, as summarized in the following table. (Unaudited, dollars in thousands, except per share amounts) Current (1) (2) Previous Net Income per diluted share $1.40 – $1.44 $1.43 – $1.49 Nareit FFO per diluted share $1.85 – $1.89 $1.83 – $1.89 Core FFO per diluted share (3) $1.80 – $1.83 $1.79 – $1.83 Same Property NOI (“SPNOI”) Growth 4.75% – 5.25% 4.00% – 5.00% General and administrative $34,250 – $35,750 $34,250 – $35,750 Interest expense, net (4) $31,000 – $31,500 $31,000 – $31,500 Net investment activity (5) ~ $100,000 ~ $100,000 (1) The Company’s 2025 guidance excludes projections related to gains or losses on dispositions, gains or losses on debt transactions, and depreciation, amortization, and straight-line rent adjustments related to acquisitions and dispositions. (2) The Company’s 2025 guidance includes an expectation of uncollectibility, reflected as 65 - 85 basis points of expected total revenue. (3) Core FFO per diluted share excludes amortization of market-lease intangibles and inducements, debt extinguishment charges, straight-line rent adjustments, depreciation and amortization of corporate assets, and non-operating income and expense. (4) Interest expense, net, excludes amortization of debt discounts and financing costs, and expected interest income of approximately $3.4 million. (5) Net investment activity represents anticipated acquisition activity less disposition activity. In addition to the foregoing assumptions, the Company's 2025 guidance incorporates a number of other assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results. The following table reconciles the range of the Company's 2025 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share: (Unaudited) Low End High End Net income per diluted share $ 1.40 $ 1.44 Depreciation and amortization of real estate assets 1.61 1.61 Gain on sale of investment properties (1.16) (1.16) Nareit FFO per diluted share 1.85 1.89 Amortization of market-lease intangibles and inducements, net (0.05) (0.05) Straight-line rent adjustments, net (0.04) (0.05) Amortization of debt discounts and financing costs 0.04 0.04 Depreciation and amortization of corporate assets 0.01 0.01 Non-operating income and expense, net (0.01) (0.01) Core FFO per diluted share $ 1.80 $ 1.83 This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results. EARNINGS CALL INFORMATION Date: October 29, 2025 Time: 10:00 a.m. ET Dial-in: (833) 470-1428 / Access Code: 308531 Webcast & Replay Link: https://events.q4inc.com/attendee/457983707 A webcast replay will be available shortly after the conclusion of the presentation using the webcast link above.

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